                                                                    EXHIBIT 10.6


                          REDACTED FOR CONFIDENTIALITY


                      DATED THIS 5TH DAY OF NOVEMBER, 1998


                                      AMONG


                       CHARTERED SILICON PARTNERS PTE LTD


                    CHARTERED SEMICONDUCTOR MANUFACTURING LTD


                                       AND


                             HEWLETT-PACKARD COMPANY



--------------------------------------------------------------------------------

                            AMENDMENT AGREEMENT NO. 1

                                       TO

                   ASSURED SUPPLY AND DEMAND AGREEMENT 64-225

--------------------------------------------------------------------------------



                       The Company - CSM - HP Confidential

                            AMENDMENT AGREEMENT NO. 1

                                       TO

                  ASSURED SUPPLY AND DEMAND AGREEMENT 64-225


THIS AMENDMENT AGREEMENT (NO. 1) is made the 5th day of November 1998 (the "Effective Date"), by and among:

(1) CHARTERED SILICON PARTNERS PTE LTD, a company incorporated in Singapore with its registered office at 60 Woodlands Industrial Park D, Street 2, Singapore 738406 (hereinafter referred to as the "Company");

(2) CHARTERED SEMICONDUCTOR MANUFACTURING LTD, a company incorporated in Singapore with its registered office at 60 Woodlands Industrial Park D, Street 2, Singapore 738406 (hereinafter referred to as "CSM"); and

(3) HEWLETT-PACKARD COMPANY, a company incorporated in California, U.S.A. and having its principal place of business at 3000 Hanover Street, Palo Alto, California, U.S.A. 94304 (hereinafter referred to as "HP").

The Company, CSM and HP are sometimes collectively referred to herein as "Parties" and individually referred to herein as a "Party".

WHEREAS

(A) The Parties had entered into an Assured Supply and Demand Agreement 64-225 dated 4 July 1997 (the "ASADA 64-225") relating to the provision of Wafer manufacturing capacity by the Company and CSM to HP.

(B) In recognition of the increasing rate of technology migration in the semiconductor industry and the prevailing market conditions, the Parties have mutually agreed that 0.25um process technology (instead of 0.35um process technology) should be the first process technology to be installed in the Company Fab. Accordingly, the Parties desire to delay the commencement of operations of the Company Fab to such time as 0.25um process technology is ready for installation, and CSM has agreed to make available to the Company, wafer manufacturing capacity to enable the Company to fulfill HP's demand for Wafers manufactured using 0.35um process technology. For the avoidance of doubt, the Parties agree that Wafers of the 0.35um process technology are not planned to be manufactured in the Company Fab. Therefore, the Company, CSM and HP acknowledge HP's desire for alternative sourcing of 0.35um Wafers through CSM fabs on the terms of this Agreement.

                       The Company - CSM - HP Confidential

REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission



(C) The Parties are entering into this Amendment Agreement to vary the ASADA 64-225 with effect from the date hereof.

IT IS HEREBY AGREED as follows:-

1.    INTERPRETATION

1.1 In this Agreement, unless the subject or context otherwise requires, the following words and expressions shall have the following meanings respectively ascribed to them:-

      "Company Fab Start-Up Date" shall mean the date on which the Company Fab is scheduled to output Wafers ordered by HP, such date to be mutually agreed by the Parties in accordance with Clause 4.1 of this Agreement.

      "Suspension Period" shall mean the period commencing from the Effective Date and ending on the date immediately preceding the Company Fab Start-Up Date.

      "HP-Compatible Equipment Set" shall mean the identical equipment in use by an internal HP ICBD facility manufacturing a Wafer technology node (in other words, base core technology) or advanced technology nodes beyond the Wafer technology node in question. By way of example, the HP-Compatible Equipment Set for the C10 Process is the identical equipment in use by an internal HP ICBD facility manufacturing C10 Process Wafers or other advanced processes such as C07 and C05, etc.

      "HP Standard Products" shall mean application-specific standard products that are not customer-specific, or, in other words, are sold to multiple customers. For the avoidance of doubt, the spirit and intent of the Parties' discussions germane to HP Standard Products emphasized the customers' inactive participation in Wafer process qualification requirements. HP Standard Products comprise those products whose HP customers have very little or no involvement in the Wafer process qualification, thereby allowing HP, CSM and the Company to jointly determine optimal strategies for the Wafer manufacturing facilities in which the HP Standard Products are to be produced and to allow HP to determine the appropriate process qualification requirements without significant customer intervention.

1.2 All other terms and references used in the ASADA 64-225 and which are defined or construed in the ASADA 64-225 but are not defined or construed in this Amendment Agreement shall have the same meaning and construction in this Amendment Agreement.

2.    CSM SUPPLY COMMITMENT & HP WAFER PURCHASE COMMITMENT

      2.1 CSM hereby agrees to provide to the Company wafer manufacturing capacity (the "CSM Supply Commitment") in respect of the ************ and ********** processes as well as other process variants mutually agreed by the Parties (collectively, the "C10

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                       The Company - CSM - HP Confidential

REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission



      Process") out of CSM's Fab 3 and/or other Fab facilities to enable the Company to fulfill HP's demand for C10 Process Wafer supply.

2.2 The CSM Supply Commitment shall be expressed as a quantity of Wafers and shall be determined in accordance with Appendix A of this Agreement. The CSM Supply Commitment shall be available to the Company until such time as the C10 Process is obsoleted pursuant to Clause 2.4 of this Agreement.

2.3 HP agrees to place HP Purchase Orders with the Company for semiconductor Wafers (the "HP Wafer Purchase Commitment") in respect of the C10 Process. The Company in turn agrees to place purchase orders with CSM for such quantity of semiconductor Wafers as is equal to the HP Wafer Purchase Commitment. Further, the Company agrees to place purchase orders with CSM for such delivery requirements and technical specifications of Wafers as are identical to the HP Purchase Orders on the Company.

      The HP Wafer Purchase Commitment shall be expressed as a quantity of Wafers and shall be determined in accordance with Clause 2 of the ASADA 64-225 (as retained, amended or suspended in Clause 3.3 of this Agreement) and Appendix A of this Agreement. At the time when the Company determines the Company Wafer Supply Commitment in accordance with Appendix A, CSM, the Company and HP shall also determine the HP Wafer Purchase Commitment as set forth in Appendix A.

2.4 CSM is entitled to obsolete the C10 Process in its Fab facilities in the following events:-

      (a) upon CSM providing ******** advanced written notice to HP and the Company, such notice shall not be provided prior to *****************; or

      (b) in the event that the aggregate quantity of HP Purchase Orders for C10 Process Wafers for a period of * consecutive months is less than *** Wafers, CSM shall be entitled to give ********* advanced written notice to HP and the Company to obsolete the C10 Process.

2.5 CSM shall provide the CSM Supply Commitment from its Fab 3 facility, and/or if mutually agreed by HP and CSM, from any other CSM Fab facility; and in respect of the tapeout of each new device, HP and CSM shall by mutual agreement determine in which CSM Fab facility such device shall be manufactured. The Parties intend that the supply of C10 Process Wafers for HP C10 system-level-integration ASIC products from a CSM Fab facility other than CSM's Fab 3 should be on a converged equipment set with that of CSM Fab 3 or on a HP-Compatible Equipment Set. In the event that either CSM or HP wishes to deviate from this intent, CSM and HP shall meet in good faith to mutually agree on the equipment set to be installed in the relevant CSM Fab facility. However, for the avoidance of doubt, it is the Parties' intent to manufacture all HP C10 system-level-integration ASIC Wafers in CSM Fab 3 through the Suspension Period and beyond the Company Fab Start-Up Date but subject to Clause 2.4. The utilization of CSM fabs other than CSM Fab 3 for the manufacture of C10 Process Wafers shall be as mutually agreed in writing by the Parties when CSM Fab 3 capacity is insufficient and additional C10


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                       The Company - CSM - HP Confidential

REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission


      Process Wafer manufacturing capacity is required to fulfill the CSM Supply Commitment. It is the Parties' intent to initially manufacture all HP Standard Product Wafers in CSM Fab 3. In the eventuality that HP Standard Products are considered for manufacture outside CSM Fab 3, the Parties shall at the appropriate time meet and mutually agree on the equipment set and appropriate fabrication facility for the supply of C10 Process Wafers for HP Standard Products. All other terms relating to the CSM Supply Commitment and the HP Wafer Purchase Commitment for C10 Process Wafers shall be the same irrespective of which facility in which the Wafers are manufactured.

2.6 The price of Wafers supplied by CSM to the Company under the CSM Supply Commitment shall be *****************************************************
      ********************* of the ASADA 64-225, provided however, that the Company shall provide such Wafers to HP on pricing determined in accordance with Clause 1.4 of the ASADA 64-225.

2.7 The CSM Supply Commitment shall be included towards fulfilling the Company Wafer Supply Commitment as if the Company was actually providing such C10 Process capacity to HP out of the Company Fab, and the HP Purchase Orders for C10 Process Wafers shall be included towards fulfilling the HP Wafer Purchase Commitment as if such HP Purchase Orders were actually manufactured in the Company Fab.

2.8 The Parties acknowledge that they intend to work together to establish and install the C10 Process in CSM's Fab 3 facility. Accordingly, the provisions of Clause 4 of the ASADA 64-225 for the payment of liquidated damages shall not be effective in respect of the Company Wafer Supply Commitment, the HP Wafer Purchase Commitment and HP's compliance with its monthly HP Forecast commitments until such time as HP has ordered and CSM's Fab 3 facility has produced for HP and shipped to HP *************** ************ on C10 Process. All liquidated damages received by the Company from HP shall be paid by the Company to CSM, and all liquidated damages payable by the Company to HP shall be paid by CSM to the Company for payment to HP. For the avoidance of doubt, all liquidated damages referenced in this Clause 2.8 have specific and exclusive reference to C10 Process Wafers.

3.    SUSPENSION OF CERTAIN TERMS OF THE ASADA 64-225

3.1 The Parties agree that the provisions of Clause 3 of the ASADA 64-225 relating to the Bridge Supply Commitment shall not apply to the CSM Supply Commitment for the C10 Process and accordingly, the provisions of Clause 3 of the ASADA 64-225 shall be suspended for the duration of the Suspension Period, and shall take effect on the Company Fab Start-Up Date, unless otherwise in accordance with Clause 3.2 of this Agreement.

3.2 It is the current intent of the Parties to install the *********** and ********** processes as well as other process variants mutually agreed by the Parties (collectively, the "C7 Processes") in the Company Fab on the Company Fab Start-Up Date. In the

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                       The Company - CSM - HP Confidential
      event that the Company fails or is unable to supply C7 Process Wafers from the Company Fab on the Company Fab Start-Up Date, then the provisions of Clause 3 of the ASADA 64-225 relating to the Bridge Supply Commitment shall take effect and CSM shall provide such Bridge Supply Commitment to the Company to enable the Company to fulfill HP's demand for C7 Process Wafer supply.

3.3 The Parties agree that in respect of the supply and purchase of C10 Process Wafers, certain provisions of the ASADA 64-225 shall be suspended and replaced by provisions of this Agreement, and certain provisions of the ASADA 64-225 shall be retained and shall remain in effect, as follows:-

      ASADA 64-225                            REPLACED BY THIS
      CLAUSE NO.              STATUS          AGREEMENT CLAUSE NO.
      ------------            ---------       --------------------
      1.1 and 1.2             Suspended       2.1, 2.2, 2.4 and 2.5
      1.3, 1.4, 1.5, 1.6      Retained        N.A.
      1.7                     Retained        N.A.
      2.1 first paragraph     Suspended       2.3 and 2.7
      2.1 second paragraph    Retained        N.A.
      2.2, 2.3 and 2.4        Retained        N.A.
      2.5                     Suspended       None.  However, this Clause
                                              does not negate the Company's
                                              responsibility to provide Wafer
                                              manufacturing capacity beyond Fab
                                              3 in order to meet the Company
                                              Wafer Supply Commitment, the
                                              spirit of which was defined in
                                              Clause 2.5 of this Agreement.
      3.1, 3.2 and 3.3        Suspended       3.1
      4.1                     Suspended       2.8
      4.2, 4.3, 4.4. 4.5,     Retained        N.A.
        4.6 and 4.7
      5, 6, 7, 8, 9, 10, 11,  Retained        N.A.
        12, 13, 14, 15, 16
      Annex A                 Suspended       Appendix A
      Annex B                 Retained        N.A.
      Annex C                 Retained        N.A.

      For the avoidance of doubt, the suspension of the above provisions of the ASADA 64-225 relate only to the sale and purchase of Wafers manufactured using the C10 Process. In respect of all processes that are available in the Company Fab after the Company Fab Start-Up Date, the original provisions of the ASADA 64-225 shall apply unless otherwise mutually agreed by the Parties in writing.


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                       The Company - CSM - HP Confidential

4.    COMPANY FAB START-UP DATE

4.1 The Parties shall mutually agree on the Company Fab Start-Up Date and the ramp rate and capacity level of the Company Fab, based on the then prevailing market conditions.

4.2 In consideration of the Company and CSM agreeing to include HP Purchase Orders for C10 Process Wafers towards fulfilling the HP Wafer Purchase Commitment as if such HP Purchase Orders were actually manufactured/loaded in the Company Fab, HP hereby agrees as follows:-

      (a) in determining the appropriate ramp rate and capacity level for the Company Fab after the Company Fab Start-Up Date, due consideration shall be given to the demand for capacity from the Company Fab in order to ensure that there is not excessive capacity installed, for eg. in the event that CSM requires capacity from the Company Fab but HP does not, then the capacity to be installed in the Company Fab shall be such quantity as is required by CSM, and HP's requirements for C10 Process Wafer supply shall be fulfilled under this Agreement; and

      (b) in the event that additional share capital is required in connection with the ramp of the Company Fab, then each of HP and CSM shall pay its proportionate share of the committed capital contribution in accordance with the JV Agreement, irrespective of whether HP or CSM (as the case may be) requires capacity from the Company Fab at such time.

5.    SAVING AND INCORPORATION

5.1 Save as expressly varied by the terms of this Amendment Agreement (No. 1), the terms and conditions of the ASADA 64-225 shall continue to be in full force and effect in all other respects.

5.2 The ASADA 64-225 and this Amendment Agreement (No. 1) shall be construed as one document and this Amendment Agreement (No. 1) shall be deemed to be part of the ASADA 64-225. Where the context so permits, references in the ASADA 64-225 and in this Amendment Agreement (No. 1) to the "Agreement" shall be read and construed as references to the ASADA 64-225 as amended and supplemented by this Amendment Agreement (No. 1).

6.    GOVERNING LAW

      This Amendment Agreement shall be governed by and construed in accordance with the laws of Singapore.

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                       The Company - CSM - HP Confidential

IN WITNESS WHEREOF the Parties have entered into this Amendment Agreement (No. 1) as of the date first written above.


Signed by                                 )
Rick Kenneth Hodgman                      )
General Manager                           )
CHARTERED SILICON PARTNERS PTE LTD        )    /s/ Rick Kenneth Hodgman
in the presence of                             ---------------------------------

/s/ Angela Hon
---------------------------------
Name:  Angela Hon
Title: Senior Manager, Legal


Signed by                                   )
Robert Baxter                               )
Senior Vice President, Business Operations  )
CHARTERED SEMICONDUCTOR                     )
MANUFACTURING LTD                           )  /s/ Robert Baxter
in the presence of                             ---------------------------------

/s/ Angela Hon
---------------------------------
Name:  Angela Hon
Title: Senior Manager, Legal


Signed by                                 )
Lance Mills                               )
CSP Program Manager, ICBD                 )
HEWLETT-PACKARD COMPANY                   )    /s/ Lance Mills
in the presence of                             ---------------------------------



/s/ Christine Chua
---------------------------------
Name:  Christine Chua
Title: Corporate Counsel


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                       The Company - CSM - HP Confidential

REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission


                                   APPENDIX A

                       THE COMPANY WAFER SUPPLY COMMITMENT
                                       AND
                        THE HP WAFER PURCHASE COMMITMENT

Notwithstanding the delay of production in the Company Fab facility, the Parties still intend to honor the spirit of the process for determining the Company Wafer Supply Commitment and the HP Wafer Purchase Commitment as set out in the ASADA 64-225.

COMPANY WAFER SUPPLY COMMITMENT AND HP WAFER PURCHASE COMMITMENT PROCESSES

The Parties shall meet quarterly to establish the required Company Wafer Supply Commitment and the corresponding HP Wafer Purchase Commitment. HP shall be entitled to request that the Company Wafer Supply Commitment quantity be equal to **** of the *************** of the HP Forecast (for C10 Process Wafers) of the ************* in the future, or in other words the future
************************************************************************
********* and upon the Company's and CSM's acceptance of such request, such quantity shall become the Company Wafer Supply Commitment for such period.
By way of example, ****.



The CSM Supply Commitment available to the Company shall be equal to the Company Wafer Supply Commitment. The Company Wafer Supply Commitment as referenced in the table below shall be a ceiling of capacity which CSM shall be required to reserve in its Fab 3 facility for the Company to enable the Company to fulfill HP's demand for C10 Process Wafers, provided always that the Company Wafer Supply Commitment reserved under this Appendix A shall not exceed ***** Wafers out per month commencing in January 1999, unless otherwise agreed by CSM and HP in writing. In the event that the HP Forecast indicates that HP will require more than ***** Wafers out per month, HP and CSM shall meet in good faith to determine if additional capacity is available to meet the HP demand beyond **** Wafers out per month and to mutually agree on the terms relating to the provision of such additional capacity. Such meeting shall be conducted during the quarterly meetings held to establish the required Company Wafer Supply Commitment.


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                       The Company - CSM - HP Confidential

REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission


The Company Wafer Supply Commitment with effect from the date of this Agreement shall be as set out in the following table :-

MONTH              COMPANY WAFER SUPPLY COMMITMENT
-----              -------------------------------
October 1998       ****
November           ****
December           ****
January 1999       ****
February           ****
March              ****
April              ****
May                ****
June               ****
July               Determined by the Quarter-end Wafer Supply Commitment
                   process held in September 1998.
August             Determined by the Quarter-end Wafer Supply Commitment
                   process held in September 1998.
September          Determined by the Quarter-end Wafer Supply Commitment
                   process held in September 1998.
October            Determined by the Quarter-end Wafer Supply Commitment
                   process held in December 1998.
November           Determined by the Quarter-end Wafer Supply Commitment
                   process held in December 1998.
December           Determined by the Quarter-end Wafer Supply Commitment
                   process held in December 1998.
January 2000       Determined by the Quarter-end Wafer Supply Commitment
                   process held in March 1999.
February           Determined by the Quarter-end Wafer Supply Commitment
                   process held in March 1999.
March              Determined by the Quarter-end Wafer Supply Commitment
                   process held in March 1999.

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                       The Company - CSM - HP Confidential

REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission


The HP Wafer Purchase Commitment with effect from the date of this Agreement shall be as set out in the following table:-

MONTH                 HP WAFER PURCHASE COMMITMENT
-----                 ----------------------------
October 1998          ****
November              ****
December              ****
January 1999          ****
February              ****
March                 ****
April                 ****
May                   ****
June                  ****
July                  Determined by the Quarter-end HP Wafer Purchase Commitment
                      process held in September 1998.
August                Determined by the Quarter-end HP Wafer Purchase Commitment
                      process held in September 1998.
September             Determined by the Quarter-end HP Wafer Purchase Commitment
                      process held in September 1998.
October               Determined by the Quarter-end HP Wafer Purchase Commitment
                      process held in December 1998.
November              Determined by the Quarter-end HP Wafer Purchase Commitment
                      process held in December 1998.
December              Determined by the Quarter-end HP Wafer Purchase Commitment
                      process held in December 1998.
January 2000          Determined by the Quarter-end HP Wafer Purchase
                      Commitment process held in March 1999.
February              Determined by the Quarter-end HP Wafer Purchase Commitment
                      process held in March 1999.
March                 Determined by the Quarter-end HP Wafer Purchase Commitment
                      process held in March 1999.

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                       The Company - CSM - HP Confidential

REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission


It is the intent of the Parties for HP to order and purchase the HP Wafer Purchase Commitment quantities defined in the table above. In the event HP does not order all the Company Wafer Supply Commitment quantities defined above, the following shall apply:-

(a) Until such time as HP has ordered and CSM has produced for and shipped to HP at least **** Wafers out per month on C10 Process, it is the intent of the Parties for CSM to sell the excess in the Company Wafer Supply Commitment over the HP Forecast for future ************* of the most current HP Forecast. In the event that CSM wishes to sell the excess in the Company Wafer Supply Commitment over the HP Forecast for future ************* of the most current HP Forecast, CSM shall provide HP the first right of refusal to purchase such excess.

(b) After HP has ordered and CSM has produced for and shipped to HP at least **** Wafers out per month on C10 Process, the provisions of Clause 2.8 of this Agreement relating to the payment of liquidated damages in respect of the HP Wafer Purchase Commitment shall apply.

In the event that the HP Forecast quantity for any period exceeds the then current Company Wafer Supply Commitment for such period, the Parties shall meet in good faith to determine if additional capacity is available to meet the HP demand beyond the Company Wafer Supply Commitment. The HP Wafer Purchase Commitment shall be modified only to the extent that additional Company Wafer capacity is provided.


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                       The Company - CSM - HP Confidential